                                                                     EXHIBIT 1.1


                             _______________ Shares


                         DONNA KARAN INTERNATIONAL INC.

                          COMMON STOCK, $.01 PAR VALUE



                             UNDERWRITING AGREEMENT



__________, 1996
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     _____________, 1996



Morgan Stanley & Co.
  Incorporated
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
Smith Barney Inc.
c/o  Morgan Stanley & Co.
      Incorporated
     1585 Broadway
     New York, New York  10036


Morgan Stanley & Co.
  International Limited
Bear, Stearns International Limited
Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
Smith Barney Inc.
c/o  Morgan Stanley & Co.
      International Limited
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     England


Dear Sirs:


     Donna Karan International Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) _______________ shares of the Common Stock (as defined below) (par value $.01 per share) of the Company (the "Firm Shares").

     It is understood that, subject to the conditions hereinafter stated, _________ Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and _________ Firm Shares (the "International Shares") will be sold to the several International Underwriters named in
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Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Bear, Stearns International Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney Inc. shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters".

     The Company proposes to sell to the several U.S. Underwriters, not more than _________ additional shares of the Common Stock (par value $.01 per share) of the Company (the "Additional Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of Common Stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of Common Stock (par value $.01 per share) of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock".

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus". If the Company has filed

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an abbreviated registration statement to register additional shares of Common
Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term Registration Statement shall be deemed to include such Rule 462 Registration Statement.

     The Company is a recently organized Delaware corporation which will acquire the businesses conducted by The Donna Karan Company, The Donna Karan Company Store, G.P., DK Footwear Partners, Donna Karan Studio and DSTF Japan Company, all general partnerships, Donna Karan (H.K.) Limited, a Hong Kong corporation and Donna Karan Italy S.R.L., an Italian corporation (collectively, the "DK Companies") upon consummation of all of the transactions contemplated by the Reorganization Documents (as defined below) as described under the heading "Reorganization" in the Prospectus (the "Reorganization"). The DK Companies are owned by various partnerships and corporations, the principal stockholders of which are Donna Karan, Stephan Weiss, Gabrielle Studio, Inc., a New York corporation ("Gabrielle Studio"), the trust under trust agreement for the benefit of Lisa Weiss Keyes, Corey Weiss and Gabrielle Karan (the "Karan/Weiss Trust"), the trust under trust agreement for the benefit of Donna Karan (the "Karan Trust"; and together with the Karan/Weiss Trust, the "KW Trusts"), Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc., a Delaware corporation (collectively, the "Principal Stockholders"). The term "Karan/Weiss Group" means Donna Karan, Stephan Weiss, the KW Trusts and Gabrielle Studio.
The term "Takihyo Group" means Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc. The term "Reorganization Documents" means (a) the Agreement and Plan of Contribution dated as of ________, 1996 (the "Contribution Agreement") among the Company and the Principal Stockholders, (b) the Escrow Agreement dated as of ________, 1996 (the "Escrow Agreement") among the Company, the Principal Stockholders and Proskauer Rose Goetz & Mendelsohn LLP, as escrow agent (in such capacity, the "Escrow Agent"), and (c) any other agreement, opinion, certificate or other document required to be delivered pursuant to either of the foregoing. It is understood that the Reorganization will be consummated prior to or simultaneously with the closing of the sale of the Firm Shares to the Underwriters.

     1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE DK COMPANIES.
         ------------------------------------------------------------------
The Company and the DK Companies jointly and severally represent and warrant to and agree with each of the Underwriters that:

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          (a)  The Registration Statement has become effective under the
     Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company and the DK Companies, threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any (i) Underwriter furnished to the Company or the DK Companies in writing by such Underwriter through you expressly for use therein or (ii) Principal Stockholder furnished to the Company or the DK Companies in writing by such Principal Stockholder for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has, and as of the Closing Date (as defined in Section 5 below) after giving effect to the Reorganization, will have, the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is, and as of the Closing Date after giving effect to the Reorganization, will be, duly qualified to transact business and is, and as of the Closing Date after giving effect to the Reorganization, will be, in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company

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     and its subsidiaries, taken as a whole, after giving effect to the
     Reorganization.

          (d) Each of the DK Companies that is a corporation has been, and as of the Closing Date after giving effect to the Reorganization, will be, duly incorporated, is, and as of the Closing Date after giving effect to the Reorganization, will be, validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has, and as of the Closing Date after giving effect to the Reorganization, will have, the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is, and as of the Closing Date after giving effect to the Reorganization, will be, duly qualified to transact business and is, and as of the Closing Date after giving effect to the Reorganization, will be in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization.

          (e) Each of the DK Companies that is a partnership has been, and as of the Closing Date after giving effect to the Reorganization, will be, duly formed and is, and as of the Closing Date after giving effect to the Reorganization, will be, validly existing as a general partnership under the laws of its jurisdiction of formation, with partnership power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each of the DK Companies that is a partnership is, and as of the Closing Date after giving effect to the Reorganization, will be, duly qualified and is, and as of the Closing Date after giving effect to the Reorganization, will be, in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization.

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

          (f) This Agreement has been duly authorized, executed and delivered by the Company and each of the DK Companies and the Reorganization Documents have been duly authorized, executed and delivered by the Company.

          (g) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

          (h) All of the outstanding shares of capital stock of each of the corporate subsidiaries of the DK Companies and, after giving effect to the Reorganization, the Company, have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the DK Companies and, as of the Closing Date after giving effect to the Reorganization, will be owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (i) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (j) The execution and delivery by the Company and the DK Companies of, and the performance by the Company and the DK Companies of their respective obligations under, this Agreement and the Reorganization Documents will not contravene any provision of applicable law, the certificate of incorporation or by-laws of the Company or of the DK Companies which are corporations or the partnership agreements of the DK Companies which are partnerships or any agreement or other instrument binding upon the Company, the DK Companies or any of their respective subsidiaries that is material to the Company, the DK Companies and any of their respective subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the DK Companies or any of their respective subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the DK Companies of their respective obligations under this Agreement and the Reorganization Documents, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various

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     jurisdictions in connection with the offer and sale of the Shares and except where such contravention or failure to obtain consents, approvals or authorizations would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, the DK Companies and their respective subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company and the DK Companies, threatened to which the Company, the DK Companies or any of their respective subsidiaries is or will be, as of the Closing Date after giving effect to the Reorganization, a party or to which any of the properties of the Company, the DK Companies or their respective subsidiaries is or will be, as of the Closing Date after giving effect to the Reorganization, subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (m) Except as described in the Prospectus, the DK Companies and their subsidiaries possess, and, as of the Closing Date after giving effect to the Reorganization, the Company and its subsidiaries, will possess, all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities, necessary to conduct their respective businesses as described in the Prospectus, except where failure to possess such certificates, authorizations or permits would not have a material adverse effect on the DK Companies and their subsidiaries, taken as a whole, or the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization, and none of the DK Companies, the Company or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or any other modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the DK Companies and their subsidiaries, taken as a whole, or the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization.

       (n) Except as described in the Prospectus, all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, franchises and other intangible properties and assets which are material to the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization (all of the foregoing being herein called "Intangibles") that the DK Companies and their subsidiaries and Donna Karan, prior to giving effect to the Reorganization, and the Company and its subsidiaries after giving effect to the Reorganization, owns or has pending, or under which they are licensed, are in good standing and uncontested and not subject to any liens or encumbrances or rights thereto or therein by third parties, except where such failure to be so licensed or in good standing as to such Intangible would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization and other than the lien granted pursuant to the Amended and Restated Credit Agreement dated as of December 15, 1995, among The Donna Karan Company, The Donna Karan Company Store, G.P., Donna Karan Studio, DK Footwear Partners, Citibank N.A. ("Citibank") and the other lenders party thereto, as amended (the "Credit Agreement"), which shall be released at or prior to the Closing Date; and the license agreement to be entered into by Donna Karan Studio and Gabrielle Studio is properly described in the Prospectus in all material respects. The trademarks and tradenames referred to in the Prospectus under the heading "Business -- Trademarks" which are material to the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization (the "Licensed Marks"), are trademarks and tradenames used by the DK Companies, their subsidiaries and their respective licensees and, subsequent to the Reorganization, will be used by the Company, its subsidiaries and their respective licensees to identify their products and services and each such trademark and tradename, and any other material trademark or tradename of the DK Companies, the Company or any of

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     their respective subsidiaries, is the subject of application or registrations in the name of Donna Karan or Gabrielle Studio on the principal register in the United States Patent and Trademark Office or protected by rights in the United States accorded Donna Karan or Gabrielle Studio by virtue of common or civil law, as well as by validly issued and existing registrations in the name of Donna Karan, The Donna Karan Company (as nominee for Donna Karan) or Gabrielle Studio and rights accorded Donna Karan, the DK Companies, the Company, The Donna Karan Company (as nominee for Donna Karan) or Gabrielle Studio by virtue of common or civil law, in all foreign jurisdictions in which the DK Companies, the Company or their respective subsidiaries currently conduct their business, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization. The DK Companies, their subsidiaries and their respective licensees have and as of the Closing Date after giving effect to the Reorganization, Donna Karan Studio, its subsidiaries and their respective licensees will have, the sole and exclusive right to use the Licensed Marks (except with regard to certain rights retained by Donna Karan and as otherwise described in the Prospectus) and any other material trademark or tradename of Donna Karan, Gabrielle Studio, the DK Companies, the Company or their respective subsidiaries, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization, and there are no oppositions, cancellations or other proceedings challenging such right of use, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization. The Company has no knowledge of any right under any Intangible necessary to the business of the DK Companies, the Company or of any of their respective subsidiaries as presently conducted or as the Prospectus indicates any of them contemplates conducting that the DK Companies, the Company or such subsidiary do not own or otherwise have the right to use, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization. None of the DK Companies, the Company or any of their respective subsidiaries has infringed, is infringing, or has received notice of infringement with respect to asserted Intangibles of others, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization.

       (o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

       (p) None of the DK Companies or the Company is or, after giving effect to the Reorganization and to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

       (q) The DK Companies and their subsidiaries and, as of the Closing Date after giving effect to Reorganization, the Company and its subsidiaries, (i) are, or will be as of the Closing Date, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
  (ii) have, or will have as of the Closing Date, received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are, or will be as of the Closing Date, in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization.

       (r) The predecessor combined financial statements and schedules of the DK Companies and the Company (including the related notes) included in the Registration Statement and the Prospectus fairly present with respect to the Company the combined financial position, the combined results of operations and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements and schedules (including the related notes) have been prepared in

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  accordance with generally accepted accounting principles consistently applied throughout the periods involved, and are in accordance with the books and records of the Company and the DK Companies. The accountants, Ernst & Young LLP, whose report(s) on the audited financial statements are filed with the Commission as a part of the Registration Statement are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and the DK Companies within the meaning of the Securities Act. No other financial statements are required by the Securities Act to be included in the Registration Statement or the Prospectus.

       (s) The pro forma financial data of the Company included in the Prospectus are based upon good faith estimates and assumptions believed by the DK Companies and the Company to be reasonable and have been prepared in accordance with the Securities Act (including Article 11 of Regulation S-X). No other pro forma financial information is required by the Securities Act to be included in the Registration Statement or the Prospectus.

       (t) Except as described in the Prospectus, there are no contracts, agreements or understandings between the DK Companies and any person or between the Company and any person granting such person the right to require the DK Companies or the Company to file a registration statement under the Securities Act with respect to any securities of the DK Companies or the Company or to require the DK Companies or the Company to include such securities with the Shares registered pursuant to the Registration Statement.

       (u) The DK Companies and the Company have complied with all provisions of
  Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

       (v) The DK Companies and each other person or entity that, together with the DK Companies, is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") (each such person or entity being an "ERISA Affiliate"), complies, in all material respects with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, to the extent applicable, the Code with respect to each pension plan (as defined in Section 3(2) of ERISA) maintained by the DK Companies or such ERISA Affiliate, and none of the DK Companies or any of their respective

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  ERISA Affiliates has incurred any material liability to any pension plan or to the Pension Benefit Guaranty Corporation that has not been fully paid as of the date hereof.

       (w) The representations and warranties of the Company and the DK Companies set forth in Article II of the Contribution Agreement are true and correct in all material respects. Except for consents required under the Credit Agreement and as set forth in the Reorganization Documents, no other action needs to be taken in order to effect the Reorganization. All Reorganization Documents to be executed by the Company or the DK Companies have been so executed and deposited with the Escrow Agent. The Reorganization shall become effective prior to or simultaneously with the closing of the sale of the Firm Shares to the Underwriters. The consummation of the Reorganization complies in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

       (x) The Company has all requisite power and authority to execute, deliver and perform the trademark license agreement to be entered into between such parties (the "License Agreement"). The License Agreement has been duly authorized and, when executed and delivered by each of the parties thereto, will be the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency moratorium or similar laws affecting creditors' rights and remedies generally. No consent of any party to any contract, license, agreement, lease arrangement or understanding is required for the execution, delivery or performance of the License Agreement by the Company except such consents which have been obtained and are in full force and effect; and the execution, delivery and performance of the License Agreement by the Company will not violate, result in a breach of, conflict with or entitle any party to terminate or call a default under any such contract, license, agreement, lease arrangement or understanding.

       2.   REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL STOCKHOLDERS. (A)
            ------------------------------------------------------------
Each of the Principal Stockholders, severally as to herself, himself or itself, represents and warrants to and agrees with each of the Underwriters that:

       (a) Each Principal Stockholder hereby make the same representations and warranties to the Underwriters as she, he or it makes in Article II of the Contribution Agreement, which section is incorporated herein by reference.

       (b) Except as set forth in the Reorganization Documents, no other action needs to be taken by any of the Principal Stockholders in order to effect the Reorganization.

       (c) All Reorganization Documents to be executed by the Principal Stockholders or any of their affiliated entities have been so executed and deposited with the Escrow Agent. The Reorganization shall become effective prior to or simultaneously with the closing of the sale of the Firm Shares to the Underwriters.

       (d) Each Principal Stockholder is familiar with the statements under the captions "Reorganization," "Capitalization - Distributions" and "Certain Relationships and Related Transactions - License Agreement for Principal Trademarks" in the Prospectus and the statements relating to such Principal Stockholder in the other parts of the Registration Statement. Such statements do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements not misleading.

       (e)  Each Principal Stockholder is familiar with the Prospectus and has
  (A) no reason to believe that the representations and warranties of the Company and the DK Companies in Section 1 above are not accurate in all material respects, (B) no knowledge of any material fact, condition or information not disclosed in the Prospectus that has adversely affected or should reasonably be expected to materially and adversely affect the business of the DK Companies and their subsidiaries, taken as a whole, or of the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization, or (C) no reason to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (B) Each of Donna Karan, Stephan Weiss and Gabrielle Studio, in addition to paragraph (A) above, represents and warrants to and agrees with each of the Underwriters that:

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       (a)  Gabrielle Studio has all requisite power and authority to execute, deliver and perform the License Agreement. The License Agreement has been duly authorized, executed and delivered by and is the legal, valid and binding obligation of Gabrielle Studio enforceable as to Gabrielle Studio in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent of any party to any material contract, license, agreement, lease, arrangement or understanding to which Gabrielle Studio is a party is required for the execution, delivery or performance by Gabrielle Studio except such consents which have been obtained and are in full force and effect; and the execution, delivery and performance of the License Agreement by Gabrielle Studio will not violate, result in a breach of, conflict with or entitle any party to terminate or call a default under any such material contract, license, agreement, lease arrangement or understanding.

       (b) The Licensed Marks are in good standing and uncontested and not subject to any liens or encumbrances or rights thereto or therein by third parties, except where such failure to be in good standing as to such Licensed Marks would not have a material adverse effect on the Company or its subsidiaries, taken as a whole, after giving effect to the Reorganization and other than the lien granted pursuant to the Credit Agreement, which shall be released at or prior to the Closing Date; and the license agreement to be entered into by Donna Karan Studio and Gabrielle Studio is properly described in the Prospectus in all material respects. The Licensed Marks are used by the DK Companies, their subsidiaries and their respective licensees and, subsequent to the Reorganization, will be used by the Company, its subsidiaries and their respective licensees to identify their products and services and each such trademark and tradename, and any other material trademark or tradename of the DK Companies, the Company or any of their respective subsidiaries, is the subject of application or registrations in the name of Donna Karan or Gabrielle Studio on the principal register in the United States Patent and Trademark Office or protected by rights in the United States accorded Donna Karan or Gabrielle Studio by virtue of common or civil law, as well as by validly issued and existing registrations in the name of Donna

  Karan, The Donna Karan Company (as nominee for Donna Karan) or Gabrielle Studio and rights accorded Donna Karan, The Donna Karan Company (as nominee for Donna Karan) or Gabrielle Studio by virtue of common or civil law, in all foreign jurisdictions in which the DK Companies, the Company or their respective subsidiaries currently conduct their business, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization. The DK Companies, their subsidiaries and their respective licensees have and as of the Closing Date after giving effect to the Reorganization, Donna Karan Studio, its subsidiaries and their respective licensees will have, the sole and exclusive right to use the Licensed Marks (except with regard to certain rights retained by Donna Karan and as otherwise described in the Prospectus) and any other material trademark or tradename of Donna Karan, Gabrielle Studio, the DK Companies, the Company or their respective subsidiaries, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization, and there are no oppositions, cancellations or other proceedings challenging such right of use except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization

       3.   AGREEMENTS TO SELL AND PURCHASE.  The Company hereby agrees to sell
            -------------------------------
to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I or II hereto opposite its name at $______ a share (the "Purchase Price").

       On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to _______________ Additional Shares at the Purchase Price. If you, on behalf of the U.S. Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 6 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be sold as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

       The Company and each Principal Stockholder hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters to be sold hereunder, (b) the transactions contemplated by the Contribution Agreement and the Escrow Agreement, (c) the granting of options under the Company's stock option plans in effect on the Closing Date or the issuance of shares of Common Stock pursuant to the exercise of such options or
(d) bona fide gifts to persons or transfers to members of a Principal Stockholder's family, (including spouse, parents, children and siblings) or trusts for the benefit of any of such persons who agree in writing with the Underwriters to be bound by the provisions of this paragraph.

       4.   TERMS OF PUBLIC OFFERING.  The Company is advised by you that the
            ------------------------
Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $________ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $___ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $___ a share, to any Underwriter or to certain other dealers.

       Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to and with the Company the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Article III of such Agreement.

       5.   PAYMENT AND DELIVERY.  Payment for the Firm Shares shall be made in
            --------------------
federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 at 9:30 A.M., local time, on ____________, 1996, or at such other time on the same or such other date, not later than _________, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

       Payment for any Additional Shares to be sold by the Company shall be made in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several U.S. Underwriters at the office of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 9:30 A.M., local time, on the date specified in the notice described in Section 3 or on such other date, in any event not later than _________ 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

       Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

       6.   CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS.  The obligations of the
            -------------------------------------------
Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:00 P.M. (New York City time) on the date hereof.

       The several obligations of the Underwriters are subject to the following further conditions:

       (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the DK Companies and their subsidiaries, taken as a whole, or the Company and its subsidiaries, taken as a whole, after giving effect to the Reorganization, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

       (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a) above and to the effect that the representations and warranties of the Company and the DK Companies contained in this Agreement are true and correct as of the Closing Date, and that the Company and the DK Companies have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

      The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

       (c) The Underwriters shall have received on the Closing Date an opinion of Proskauer Rose Goetz & Mendelsohn LLP, outside counsel for the Company and the DK Companies, dated the Closing Date, in substantially the form of Exhibit A hereto.

       (d) The Underwriters shall have received on the Closing Date an opinion of Phillips Nizer Benjamin Krim & Ballon LLP, special tax counsel for the Company and the DK Companies, dated the Closing Date, in substantially the form of Exhibit B hereto.

       (e) The Underwriters shall have received on the Closing Date an opinion of Cowan Leibowitz & Latman, special Intellectual Property counsel for the Company, dated the Closing Date, in substantially the form of Exhibit C hereto.

       (f) The Underwriters shall have received on the Closing Date an opinion of David Bressman, Esq., Vice President and General Counsel of the Company, dated the Closing Date, in substantially the form of Exhibit D hereto.

       (g) The Underwriters shall have received on the Closing Date, an opinion of Werbel, McMillin & Carnelutti, a professional corporation, counsel for Donna Karan, Stephan Weiss and Gabrielle Studio, dated the Closing Date, in substantially the form of Exhibit E hereto.

       (h) The Underwriters shall have received on the Closing Date, an opinion of Paul, Hastings, Janofsky & Walker, counsel for Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc., dated the Closing Date, in substantially the form of Exhibit F hereto.

       (i) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (ii) (but only as to this Agreement), (v), (vii) (but only as to the statements in the Prospectus under "Underwriters") and (xiv) of Exhibit A.

       With respect to subparagraph (xiv) of Exhibit A, Proskauer Rose Goetz & Mendelsohn LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

       The opinion of Proskauer Rose Goetz & Mendelsohn LLP described in paragraph (c), the opinion of Phillips Nizer

  Benjamin Krim & Ballon LLP described in paragraph (d), the opinion of Cowen Leibowitz & Latman described in paragraph (e), the opinion of David Bressman described in paragraph (f), the opinion of Werbel, McMillin & Carnelutti described in paragraph (g) and the opinion of Paul, Hastings, Janofsky & Walker described in paragraph (h) above shall be rendered to the Underwriters at the request of the Company and the DK Companies or the relevant Principal Stockholders, as the case may be, and shall so state therein.

       (j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

  provided that the letter delivered on the Closing Date shall use a "cut-off
  --------
  date" not earlier than the date hereof.

       (k) The "lock-up" agreements, each substantially in the form of Exhibit G hereto, between you and certain stockholders of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

       (l) The Shares shall have been approved for inclusion on the New York Stock Exchange, subject to official notice of issuance.

       (m) All documents, opinions or certificates required to be delivered on or prior to the Closing Date pursuant to the Reorganization Documents shall have been delivered and shall be in form and substance reasonably satisfactory to the Underwriters, and all transactions contemplated pursuant to the Reorganization Documents as described under the caption "Reorganization" in the Prospectus shall have been consummated, including the distribution of all Reorganization Documents pursuant to the Escrow Agreement, other than those actions which are described in Article IV and Sections 1.2, 1.3(b) and 1.5 of the Contribution Agreement which are to be consummated after the Closing Date.

       (n) The License Agreement and the Employment Agreements (as defined in the Glossary section of the Prospectus) shall have been executed by the parties thereto prior to the Closing Date.

       (o) Amendment No. 4 to the Credit Agreement shall have become effective.

       The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives, on the Option Closing Date of such documents as the U.S. Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

       7.   COVENANTS OF THE COMPANY AND THE PRINCIPAL STOCKHOLDERS.  (A) In
            -------------------------------------------------------
further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

       (a)  To furnish to you, without charge, five

  signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 5:00 P.M. New York City time on the business day following the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

       (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

       (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the

  Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

       (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that no such qualification shall be required in
           --------  -------
  any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction.

       (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending ____________, 1997 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

       (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and the reasonable fees, disbursements and expenses of the Principal Stockholders' counsel in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under securities laws of various states and other jurisdictions and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum not to exceed $20,000, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior written approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and, with the prior written approval of the Company, the cost of any aircraft chartered in connection with the road show, (ix) all costs and expenses related to the Directed Share Program incurred in connection with sales to individuals or entities located outside the United States, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 7(f), Section 8 and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

       (g) As soon as reasonably practicable following the Closing Date, make all filings which are necessary or proper to validly record the transfer of ownership of the Licensed Marks from Donna Karan to Gabrielle Studio in each jurisdiction where any products bearing a Licensed Mark is marketed or sold, except where the failure to file or record would not have a material adverse effect on the Company or its subsidiaries, taken as a whole.

       (B) In further consideration of the agreements of the Underwriters herein contained, each Principal Stockholder covenants with each Underwriter to cooperate with the other Principal Stockholders, the Company and the DK Companies, to execute and deliver or cause to be delivered, all instruments, including instruments of conveyance, assignment and transfer, and take all actions consistent with the terms of the Reorganization Documents in order to effectuate the Reorganization.

       8.   INDEMNITY AND CONTRIBUTION.  (a)  The Company and the DK Companies
            --------------------------
jointly and severally agree to indemnify and hold harmless each Principal Stockholder, each Underwriter and each person, if any, who controls any Principal Stockholder or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company or the DK Companies shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company or the DK Companies in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto;

provided, however, that the foregoing indemnity agreement with respect to any
- --------  -------
preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or the DK Companies shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

       (b) Each of the Principal Stockholders (other than any member of the Takihyo Group with respect to clause (y)(ii) below) severally agrees, as to herself, himself or itself, to indemnify and hold harmless the directors of the Company and the DK Companies (other than directors who are Principal Stockholders), the officers of the Company and the DK Companies who sign the Registration Statement, each Underwriter, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company or the DK Companies shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to (x) information relating to such Principal Stockholder furnished to the Company or the DK Companies in writing by such Principal Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, (y) information relating to the statements set forth under the headings (i) "Reorganization," "Capitalization -- Distributions" and (ii) "Certain Relationships and Related Transactions -- License Agreement for Principal Trademarks" in the Registration Statement, or (z) any material breach of any representation, warranty, covenant or agreement of such Principal Stockholder contained in this Agreement or the Reorganization Documents. Notwithstanding the foregoing, the liability of each Principal Stockholder under this Section 8(b) shall be limited to the aggregate amount of the undistributed earnings previously allocated, represented by subordinated promissory notes previously distributed, and subsequently paid out of the proceeds of the offering to such Principal Stockholder plus all consideration received directly or indirectly by such Principal Stockholder for his, her or its interests in the DK Companies; provided, that in no event shall
                                               --------
any member of the Takihyo Group be liable hereunder for an amount greater than the maximum amount for which any member of the Karan/Weiss Group may be liable hereunder; provided, however, that the foregoing indemnity agreement with respect to any
- --------  -------
preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or the DK Companies shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

       (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the DK Companies, their directors, their officers who sign the Registration Statement, the Principal Stockholders and each person, if any, who controls the Company or the DK Companies, within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the indemnity from the Company, the DK Companies and the Principal Stockholders to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or the DK Companies in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

       (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), (b) or (c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, the DK Companies, and such directors, officers and control persons of the Company and the DK Companies, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Takihyo Group and such control persons of the Takihyo Group, such firm shall be designated in writing by Tomio Taki and Frank R. Mori. In the case of any such separate firm for the Karan/Weiss Group and such control persons of the Karan/Weiss Group, such firm shall be designated by Stephan Weiss. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (e) To the extent the indemnification provided for in Section 8 (a), (b) or (c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such Section 8(a), (b) or (c), in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the DK Companies, the Principal Stockholders and the Underwriters from the offering of the Shares (including benefits to the Principal Stockholders pursuant to the

Reorganization Documents) or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the DK Companies, each of the Principal Stockholders and of the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the DK Companies, the Principal Stockholders and the Underwriters in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses, but after deducting underwriting discounts and commissions received by the Underwriters) received by the Company, the DK Companies, the Principal Stockholders (including benefits to the Principal Stockholders pursuant to the Reorganization Documents) and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares; provided, that in no event shall
                                               --------
the relative benefits received by the Takihyo Group be deemed to exceed the relative benefits received by the Karan/Weiss Group. The relative fault of the Company, the DK Companies, the Principal Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the DK Companies, any of the Principal Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8(e) are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The Principal Stockholders' respective obligations to contribute pursuant to this Section 8(e) are several and not joint.

       (f) The Company, the DK Companies, the Principal Stockholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to Section 8(e) were determined by pro rata allocation (even if the
                                            --- ----
Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

       (g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company, the DK Companies and the Principal Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, the DK Companies, their officers or directors, the Principal Stockholders or any person controlling the Company, the DK Companies, or any Principal Stockholder and (iii) acceptance of and payment for any of the Shares.

       9.   TERMINATION.  This Agreement shall be subject to termination by
            -----------
notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

       10.  EFFECTIVENESS; DEFAULTING UNDERWRITERS.  This Agreement shall become
            --------------------------------------
effective upon the execution and delivery hereof by the parties hereto.

       If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedules I and II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of
                                  --------
Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any U.S. Underwriter or U.S. Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting U.S. Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting U.S. Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

       If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company, the DK Companies or the Principal Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company, the DK Companies or the Principal Stockholders shall be unable to perform their respective obligations under this Agreement, the Company or the DK Companies or the Principal Stockholders who fail or refuse to comply with the terms and conditions hereof will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

       11.  COUNTERPARTS.  This Agreement may be signed in two or more
            ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       12.  APPLICABLE LAW.  This Agreement shall be governed by and construed
            --------------
in accordance with the internal laws of the State of New York.

       13.  HEADINGS.  The headings of the sections of this Agreement have been
            --------
inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                       Very truly yours,

                       DONNA KARAN INTERNATIONAL INC.



                       By_____________________________
                          Name:
                          Title:



                       THE DONNA KARAN COMPANY

                       By
                       its General Partner

                       By
                       its General Partner



                       By_____________________________
                          Name:
                          Title:



                       THE DONNA KARAN COMPANY STORE, G.P.

                       By
                       its General Partner

                       By
                       its General Partner



                       By_____________________________
                          Name:
                          Title:

                       DK FOOTWEAR PARTNERS

                       By
                       its General Partner


                       By
                       its General Partner



                       By_____________________________
                          Name:
                          Title:



                       DONNA KARAN STUDIO

                       By
                       its General Partner

                       By
                       its General Partner



                       By_____________________________
                          Name:
                          Title:


                       DSTF JAPAN COMPANY

                       By
                       its General Partner

                       By
                       its General Partner


                       By_____________________________
                          Name:
                          Title:

                       DONNA KARAN (H.K.) LIMITED



                       By_____________________________
                          Name:
                          Title:



                       GABRIELLE STUDIO, INC.

                       By
                       its General Partner

                       By
                       its General Partner



                       By_____________________________
                         Name:
                         Title:



                       TAKIHYO INC.




                       By_____________________________
                         Name:  Frank R. Mori
                         Title: President



                       _______________________________
                       Donna Karan



                       ________________________________
                       Stephan Weiss

                       THE TRUST UNDER TRUST AGREEMENT FOR
                       THE BENEFIT OF DONNA KARAN


                       By:_____________________________
                          Trustee:  Stephan Weiss


                       THE TRUST UNDER TRUST AGREEMENT FOR
                       THE BENEFIT OF LISA WEISS KEYES,
                       COREY WEISS AND GABRIELLE KARAN



                       By:_____________________________
                         Trustee:  Stephan Weiss



                       ________________________________
                       Tomio Taki



                       _______________________________
                       Frank R. Mori



                       ________________________________
                       Christopher Mori



                       ________________________________
                       Heather Mori

Accepted as of the date hereof:


MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED
SMITH BARNEY INC.

Acting severally on behalf
 of themselves and the
 several U.S. Underwriters named
 in Schedule I hereto.

   By MORGAN STANLEY & CO.
        INCORPORATED



   By__________________________
      Name:
      Title:



MORGAN STANLEY & CO. INTERNATIONAL
  LIMITED
BEAR, STEARNS INTERNATIONAL LIMITED
MERRILL LYNCH INTERNATIONAL
SMITH BARNEY INC.

Acting severally on behalf
 of themselves and the
 several International Underwriters
 named in Schedule II hereto.

   By MORGAN STANLEY & CO.
        INTERNATIONAL LIMITED



   By___________________________
      Name:
      Title:

                                   SCHEDULE I


                               U.S. Underwriters
                               -----------------



                                                                  Number of
                                                                 Firm Shares
      Underwriter                                              To Be Purchased
      -----------                                              ---------------

Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Smith Barney Inc.
[NAMES OF OTHER U.S. UNDERWRITERS]



                       Total U.S. Firm Shares ........        _______________

                                  SCHEDULE II

                           International Underwriters
                           --------------------------

                                                  Number of
                                               ---------------
                                                 Firm Shares
                                               ---------------
Underwriter                                    To be Purchased
- -----------                                    ---------------

Morgan Stanley & Co. International Limited
Bear, Stearns International Limited
Merrill Lynch International
Smith Barney Inc.
[NAMES OF OTHER INTERNATIONAL UNDERWRITERS]










Total International Firm Shares..............
                                               ----------------

                                                                       Exhibit A

                         [LETTERHEAD OF PROSKAUER ROSE]
                         ------------------------------



          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in the jurisdictions listed on Annex I hereto;

              (ii) this Agreement has been duly authorized, executed and delivered by the Company and the DK Companies and the Reorganization Documents have been duly authorized, executed and delivered by the Company;

        (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

         (iv) all of the outstanding shares of capital stock of each of the corporate subsidiaries of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and are owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

          (v) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

         (vi) the execution and delivery by the Company and the DK Companies of, and the performance by the Company and the DK Companies of their respective obligations under, this Agreement and the Reorganization Documents will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the DK Companies that are corporations or the partnership agreements of the DK Companies that are partnerships or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is filed as an exhibit to the Registration Statement and that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the DK Companies of their respective obligations under this Agreement and the Reorganization Documents, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various jurisdictions in connection with the offer and sale of the Shares;

        (vii) the statements (A) in the Prospectus under the captions "Risk Factors -- Dependence on Key Personnel," "Risk Factors -- Dependence on Licensed Trademarks," "Risk Factors -- Shares Eligible for Future Sale," "Management -- Compensation Arrangements," "Management -- Summary of 1996 Stock Option Plan," "Certain Relationships and Related Transactions," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Underwriters" and (B) in the Registration Statement in Items 14, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

       (viii) after due inquiry, such counsel does not have actual knowledge of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any [statutes, regulations,]/1/ contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

         (ix) none of the DK Companies or the Company is or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will be, an "investment


- ----------
/1/ We can delete this from the PRG&M opinion if we get the opinion from David
    Bressman.

     company" as such term is defined in the Investment Company Act of 1940, as amended;

          (x) except as described in the Prospectus, such counsel has no actual knowledge, after due inquiry, of any contracts, agreements or understandings between the Company and any person or between the DK Companies and any person granting such person the right to require the Company or the DK Companies to file a registration statement under the Securities Act with respect to any securities of the Company or the DK Companies or to require the Company or the DK Companies to include such securities with the Shares registered pursuant to the Registration Statement;

         (xi) the Company has all requisite power and authority to execute, deliver and perform the License Agreement. The License Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights and remedies generally and (ii) as such enforcement may be limited by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. No consent of any party to any contract, license, agreement, lease arrangement or understanding known to such counsel and filed as an exhibit to the Registration Statement is required for the execution, delivery or performance of the License Agreement by the Company except such consents which have been obtained and are in full force and effect; and the execution, delivery and performance of the License Agreement by the Company will not violate, result in a breach of, conflict with or entitle any party to terminate or call a default under any such contract, license, agreement, lease arrangement or understanding;

        (xii) except as set forth in the Reorganization Documents, no other action needs to be taken by the Company or the DK Companies in order to effect the Reorganization in all material respects;

       (xiii) the consummation of the Reorganization and the transactions contemplated by the Reorganization Documents does not require registration under the Securities Act and the applicable rules and regulations of the Commission thereunder; and

             (xiv) the Registration Statement and Prospectus (except for the financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          Such counsel shall further state that it has participated in the preparation of the Registration Statement and Prospectus and meetings with members of management of the Company and its independent certified public accountants, the DK Companies and the Principal Stockholders relating to the Registration Statement and the Prospectus. Although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fullness of the information contained in the Registration Statement or Prospectus (except as set forth in clause (vii) above), such counsel shall state that nothing has come to its attention which has caused it to believe that (except for the financial statements and schedules and other financial and statistical data included therein or omitted therefrom as to which such counsel need not express any belief) (A) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                   Exhibit B


                         [LETTERHEAD OF PHILLIPS NIZER]
                         ------------------------------



               (i) the statements in the Prospectus under the captions "Reorganization," "Capitalization -- Distributions" and "Certain United States Federal Tax Consequences to Non-United States Holders of Common Stock," in each case insofar as such statements constitute summaries of the tax aspects of the legal matters or documents referred to therein, fairly present the tax aspects of such legal matters and documents.

               Such counsel shall further state that it has participated in conferences with officers and other representatives of the Company and the DK Companies, Proskauer Rose Goetz & Mendelsohn LLP (counsel for the Company and the DK Companies), Werbel, McMillin & Carnelutti, P.C. (counsel for Donna Karan and Stephan Weiss), Paul, Hastings, Janofsky & Walker (counsel for the Takihyo Group) and the Underwriters, at which portions of the Registration Statement and the Prospectus and related matters were discussed and although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or the Prospectus, as amended or supplemented (except to the extent specified in paragraph (i) above), nothing has come to its attention that causes it to believe that, with respect to tax matters, the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, with respect to tax matters, the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                       Exhibit C
                     LETTERHEAD OF COWAN LEIBOWITZ & LATMAN
                     --------------------------------------



       (i) except as described in the Prospectus, all Intangibles which are material to the Company and its subsidiaries, taken as a whole, that the Company and its subsidiaries owns or has pending, or under which they are licensed, are in good standing and uncontested and not subject to any liens or encumbrances or rights thereto or therein by third parties, except where failure to be so licensed or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the license agreement to be entered into by Donna Karan Studio and Gabrielle Studio is properly described in the Prospectus in all material respects. The Licensed Marks are trademarks and tradenames used by the Company, its subsidiaries and their respective licensees to identify their products and services and each such trademark and tradename, and any other material trademark or tradename of the Company or any of its subsidiaries, is the subject of application or registrations in the name of Donna Karan or Gabrielle Studio on the principal register in the United States Patent and Trademark Office or protected by rights in the United States accorded Donna Karan or Gabrielle Studio by virtue of common or civil law, as well as by validly issued and existing registrations in the name of Donna Karan, The Donna Karan Company (as nominee for Donna Karan) or Gabrielle Studio and rights accorded Donna Karan, The Donna Karan Company (as nominee for Donna Karan) or Gabrielle Studio by virtue of common or civil law, in all foreign jurisdictions in which the Company or its subsidiaries currently conduct their business, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Donna Karan Studio, its subsidiaries and their respective licensees have the sole and exclusive right to use the Licensed Marks (except with regard to certain rights retained by Donna Karan and as otherwise described in the Prospectus) and any other material trademark or tradename of Donna Karan, Gabrielle Studio, the Company or its subsidiaries, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and there are no oppositions, cancellations or other proceedings challenging such right of use, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. There is no right under any trademark or servicemark necessary to the business of the Company or of any of its subsidiaries as presently conducted or as the Prospectus indicates any of them contemplates conducting that the Company or such subsidiary do not own or otherwise have the right to use, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries has infringed, is infringing, or has received notice of infringement with respect to asserted trademarks or servicemarks of others, except such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.


       Such counsel shall further state that it has participated in conferences with officers and other representatives of the Company and the DK Companies, Proskauer Rose Goetz & Mendelsohn LLP (counsel for the Company and the DK Companies) and Werbel, McMillin & Carnelutti, P.C. (counsel for Donna Karan and Stephan Weiss), at which portions of the Registration Statement and the Prospectus and related matters were discussed and although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of any portion of the Registration Statement or the Prospectus, as amended or supplemented (except to the extent specified in paragraph (i) above), nothing has come to its attention that causes it to believe that, with respect to intellectual property matters, the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, with respect to intellectual property matters, the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                       Exhibit D
                          [LETTERHEAD OF THE COMPANY]
                          ---------------------------



           (i) each of the subsidiaries of the Company that is a corporation is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ii) each of the subsidiaries of the Company that is a partnership has been duly formed and is validly existing as a general partnership under the laws of its jurisdiction of formation, with partnership power and authority to carry on its business as described in the Prospectus, and each of the subsidiaries of the Company that is a partnership is in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

           (iii) except as described in the Prospectus, the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities, necessary to conduct their respective businesses as described in the Prospectus, except where failure to possess such certificates, authorizations or permits would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or any other modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

           (iv) the Company and its subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

            (v) the Company and each other person or entity that, together with the Company, is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") (each such person or entity being an "ERISA Affiliate"), complies, in all material respects with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, to the extent applicable, the Code with respect to each pension plan (as defined in Section 3(2) of ERISA) maintained by the Company or such ERISA Affiliate, and none of the Company or any of their respective ERISA Affiliates has incurred any material liability to any pension plan or to the Pension Benefit Guaranty Corporation that has not been fully paid as of the date hereof.

                                                        Exhibit E


                 [LETTERHEAD OF WERBEL, MCMILLIN & CARNELUTTI]
                 ---------------------------------------------



            (i) each of Donna Karan, Stephan Weiss and Gabrielle Studio, has all requisite power and authority to execute, deliver and perform this Agreement and the Reorganization Documents to which such person or entity is a party. All necessary corporate proceedings of Gabrielle Studio have been taken to authorize the execution, delivery and performance of this Agreement and the Reorganization Documents to which it is a party. This Agreement and the Reorganization Documents have been duly executed and delivered by each of Donna Karan, Stephan Weiss and Gabrielle Studio, are the legal, valid and binding obligations of each of Donna Karan, Stephan Weiss and Gabrielle Studio, and are enforceable as to each of Donna Karan, Stephan Weiss and Gabrielle Studio in accordance with their respective terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and general principles of equity). No consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with, any federal, state, local or other governmental authority or to the knowledge of such counsel, after due inquiry, any court or other tribunal is required by Donna Karan, Stephan Weiss or Gabrielle Studio for the execution, delivery or performance of this Agreement or the Reorganization Documents by Donna Karan, Stephan Weiss or Gabrielle Studio, except such as have been obtained or as may be required by securities or Blue Sky laws of the various jurisdictions in connection with the offer and sale of the Shares. To our knowledge, after due inquiry, no consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel to which Donna Karan, Stephan Weiss or Gabrielle Studio is a party, or to which any of her, his, or its properties or assets are subject, is required for the execution, delivery or performance by Donna Karan, Stephan Weiss or Gabrielle Studio of this Agreement or the Reorganization Documents, except such consents which have been obtained and are in full force and effect; and the execution, delivery, and performance by Donna Karan, Stephan Weiss and Gabrielle Studio of this Agreement and the Reorganization Documents will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such material contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel to which Donna Karan, Stephan Weiss or Gabrielle Studio is a party, or violate or result in a breach of any term of the partnership agreement of Gabrielle Studio or violate, result in a breach of or conflict with any law, rule, regulation, order, judgment or decree binding on Donna Karan, Stephan Weiss or Gabrielle Studio or to which any of her, his or its operations, businesses, properties or assets are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Donna Karan, Stephan Weiss or Gabrielle Studio;

           (ii) each of Donna Karan, Stephan Weiss and Gabrielle Studio have conveyed good and marketable title to the shares of the corporations and the interests in the partnerships being transferred by them to the Company in connection with the Reorganization, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts;

          (iii) except as set forth in the Reorganization Documents, no other action needs to be taken by Donna Karan, Stephan Weiss or Gabrielle Studio in order to effect the Reorganization; and

          (iv) to the knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened (or any basis therefor) with respect to Donna Karan, Stephan Weiss or Gabrielle Studio which would prohibit or delay the offering or the consummation of the Reorganization.

                                                                       Exhibit F


               [LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER]
               -------------------------------------------------


            (i) each of Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc. has all requisite power and authority to execute, deliver and perform this Agreement and the Reorganization Documents to which such person is a party. All necessary corporate proceedings of Takihyo Inc. have been taken to authorize the execution, delivery and performance of this Agreement and the Reorganization Documents to which it is a party. This Agreement and the Reorganization Documents have been duly authorized, executed and delivered by Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc., are the legal, valid and binding obligations of Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc., and are enforceable as to Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc. in accordance with their respective terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and general principles of equity). No consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with, any federal, state, local or other governmental authority or to our knowledge, after due inquiry, any court or other tribunal is required by Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc. for the execution, delivery or performance of this Agreement or the Reorganization Documents by Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc., except such as have been obtained or as may be required by securities or Blue Sky laws of the various jurisdictions in connection with the offer and sale of the Shares. To our knowledge, after due inquiry, no consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel to which Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc. is a party, or to which any of his, her or its properties or assets are subject, is required for the execution, delivery or performance by Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc. of this Agreement or the Reorganization Documents, except such consents which have been obtained and are in full force and effect; and the execution, delivery, and performance by Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc. of this Agreement and the Reorganization Documents will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such material contract, agreement, instrument, lease, license, arrangement or understanding known to such counsel, or to our knowledge violate or result in a breach of the certificate of incorporation or by-laws of Takihyo Inc., or to our knowledge violate, result in a breach of or conflict with any law, rule, regulation, order, judgment or decree binding on Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc., or to which any of his, her or its operations, businesses, properties or assets are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc.;

           (ii) each of Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori and Takihyo Inc. have conveyed good and marketable title to the shares of the corporations and the interests in the partnerships being transferred by them to the Company in connection with the Reorganization, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts;

          (iii) except as set forth in the Reorganization Documents, no other action needs to be taken by Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc. in order to effect the Reorganization; and

          (iv) to our knowledge, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened (or any basis therefor) with respect to Tomio Taki, Frank R. Mori, Christopher Mori, Heather Mori or Takihyo Inc. which would prohibit or delay the offering or the consummation of the Reorganization.

                                                                       Exhibit G



                            [FORM OF LOCK-UP LETTER]
                            ------------------------


                                                              ____________, 1996


Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner
  & Smith Incorporated
Smith Barney Inc.
  As Representatives of the
  Several U.S. Underwriters

Morgan Stanley & Co. International Limited
Bear, Stearns International Limited
Merrill Lynch International
Smith Barney Inc.
  As Representatives of the
  Several International Underwriters

c/o Morgan Stanley & Co. Incorporated
  1585 Broadway
  New York, NY  10036

Dear Sirs:

       The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as Representative of the several underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Donna Karan International Inc., a Delaware corporation (the "Company") providing for the public offering (the "Public Offering") by the several underwriters, including Morgan Stanley (the "Underwriters") of ___________ shares (the "Shares") of the Common Stock ($.01 par value per share) of the Company (the "Common Stock").

       To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final Prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement, (ii) the transactions contemplated by the Contribution Agreement and the Escrow Agreement (as defined in the Underwriting Agreement) or (iii) bona fide gifts to persons or transfers to members of the undersigned's family, (including spouse, parents, children and siblings) or trusts for the benefit of any of such persons who agree in writing with the Underwriters to be bound by the provisions of this letter. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

       Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to Agreement between the Company and Underwriters.

                                 Very truly yours,


                                 _________________________
                                 (Name)


                                 _________________________
                                 (Address)